Filed Pursuant to Rule 497(a)
File No. 333-184407

Welcome to this presentation about alternative investments. Today, more and more individuals are diversifying into non-traditional investments beyond stocks, bonds and cash. They may be looking to add new asset classes, increase their income or reduce overall portfolio volatility. This presentation will introduce you to two investment offerings designed by Franklin Square Capital Partners, a leading sponsor of alternative investments. The first is an income fund called FS Investment Corporation II, or FSIC II for short. The second is an income and growth fund called FS Energy & Power Fund, or FSEP.

Here is a list of some of the risks associated with FSIC II. As with any potential investment, you should read and understand the Fund’s prospectus for a detailed description of these and other risks before making your decision to invest in the Fund.

These are some of the risks associated with FSEP. As you might expect, there are always risks with a portfolio that concentrates on a specific sector. Again, read the Fund’s prospectus for details on these and other risks before investing.

Let me introduce you to Franklin Square Capital Partners. Franklin Square is a leading manager of alternative investment funds designed for the investing public, that is, individuals who may not have millions to invest. It was founded in 2007 with the vision of helping investors enhance their portfolios with “endowment-style investing” strategies. These strategies were previously available only to the largest institutions, such as pension plans or university endowments. As we will see, alternative investments play a large role in many institutional portfolios. Whereas traditional assets include public stocks and bonds, alternatives encompass a broad range of non-traditional assets, including investments in the debt and equity of private companies. In 2009, Franklin Square increased access to such private investments by creating a new type of fund based on an investment vehicle called a business development company, or BDC for short. BDCs were created by Congress to enable people to invest in private and smaller public companies that need capital to develop their businesses. Franklin Square currently sponsors three BDCs. Its first, called FS Investment Corporation, or FSIC, is now closed to new investors. Today we will be talking about Franklin Square’s current offerings: FSIC II (the successor to FSIC) and FSEP.

Before we do, it’s instructive to look at how a typical institution may allocate its investments. Over half of the institutional portfolio shown here is invested in alternative strategies, the green slice. Institutions and endowments may look to assets like private debt and private equity for their potential to provide income and growth. Private investments, which are generally less dependent on public markets, can also add diversification to a portfolio. Consider how individuals invest. While any two people invest differently depending on their goals, time horizon and risk tolerance, most hold a heavy concentration of traditional investments, including stocks, fixed income and cash, with little or no allocation to alternative investments. Most individual investors simply have not had familiarity with alternatives, especially private company investments, or have lacked access. Franklin Square is helping change that.

BDCs, like Franklin Square’s Funds, are regulated under certain provisions of the investors. BDCs must be registered with the SEC, have a majority of independent directors, have independent custodians for their assets, and disclose their asset values in periodic public filings. Franklin Square reinforces these protections with its own set of investor-centric best practices. Let’s touch on these going clockwise around the blue outer circle: • Its products emphasize transparency. Investment positions are reported every many educational resources to help investors understand their investments. • The Funds’ share prices are based on the portfolio’s net asset value, or NAV. In other words, the price at which shares are offered adjusts to reflect the value of the assets in the portfolio. In contrast, some alternative investments have share prices that bear no correlation to the value of the underlying assets. • Investors affiliated with Franklin Square and investment sub-adviser GSOCapital Partners have invested approximately $64.7 million of their own money in the Funds as of March 14, 2013. A sizable sponsor investment aligns the • The Funds have never paid distributions from offering proceeds or borrowings. In other words, the income investors receive derives from the performance of the investments held. That said, our distributions are uncertain and have exceeded our net investment income in the past and may exceed it in the future. Distributions may be made funded from expense reimbursements received from Franklin Square. In addition, portions of our distributions may represent a return of capital to investors for tax purposes. A return of capital generally is a return of a shareholder’s investment rather than a return of earnings or gains derived from investment activities and will be made after deducting fees and expensespayable in connection with the offering, including any fees payable to the Fund’s investment adviser.

Let’s turn to the funds, starting with an overview of FS Investment Corporation II. FSIC II’s investment objective is to generate current income (meaning ongoing distributions to investors) with a secondary objective of long-term growth (also referred to as “capital appreciation”). It invests predominantly in privately held companies based in the United States representing a broad range of industries as shown here. FSIC II primarily invests in senior secured debt (think loans) and has the flexibility to hold unsecured debt (think bonds). The Fund is structured as a non-traded BDC. An affiliate of Franklin Square serves as the investment adviser for the Fund. GSO / Blackstone, a leading asset manager that specializes in credit-based transactions, serves as sub-adviser, which means it assists the Fund’s adviser in identifying and selecting investments for the portfolio. We will provide further detail on these points.

Here are a number of logos of companies you probably have heard of. Ask yourself: what do these companies have in common? They are all privately held companies, meaning you cannot buy their stock on public markets. Just because a company is private does not mean it is small and unknown. Many are well-established brands. When private companies need capital to run their businesses, they often borrow money from banks or other lenders. You can be a lender to companies like these by investing in their loans through a fund like FSIC II. (While FSIC II may not currently have investments in these companies, this slide shows some of the businesses that have borrowed from private lenders.)

Again, FSIC II invests primarily in senior secured loans made to private companies. These can be among the least risky investments in a company because they have “seniority.” This means that in the case of a default, borrowers are generally obligated to pay lenders back before bondholders or equity holders. Also, unlike other debt securities, senior secured loans are backed (or “secured”) by company assets. Keep in mind, the collateral securing any loan may lose some or all of its value over time based on the performance of the portfolio company, which could have a negative impact on the value of the security, including loss of principal. Also, investments in private companies can pose greater risks than investments in public companies, including a relative lack of liquidity and diminished capital resources of the target companies, which could adversely affect the performance of the Funds. Unsecured debt, which includes most bonds, is next in line for payment. With unsecured debt, lenders generally take on more risk — in part because these investments are not secured by company assets — and therefore charge higher interest rates to borrowers. FSIC II may invest in unsecured debt. As an example of what seniority can mean, when General Motors went into bankruptcy in 2009, unsecured debt holders lost most of their investment and stockholders lost all value. Senior secured loans were the only assets to be repaid in full, demonstrating the advantages that seniority can bring.

Interest rates have been at historical lows as evidenced by this view of LIBOR, a widely used benchmark for interest rates. If they start to rise, the value of fixed-rate investments, such as bonds, may decrease. Why? The demand for an existing bond tends to fall if investors can get better rates elsewhere. This is known as interest rate risk. Most senior secured loans, like those held in FSIC II, have floating interest rates. That means the interest payments that borrowers owe adjust upward as prevailing interest rates rise and downward as they fall. So in a rising interest rate and inflation environment, floating rate investments can protect debt investors from losing value. Keep in mind, the Fund is subject to financial market risks, including changes in interest rates, which may have a substantial negative impact on its investments and have a material adverse effect on the rate of return of invested capital. Also, while the Fund intends to invest a majority of the portfolio in floating interest rate investments, it may not be able to achieve this goal.

As FSIC II’s sub-adviser, GSO / Blackstone recommends investments for the portfolio. By investing in FSIC II, investors gain unprecedented access to the scale and expertise of a leader in the alternative investments industry. SCALE: • GSO is one of the world’s largest global managers of leveraged loans and is well positioned to evaluate private debt opportunities. • GSO’s clients include some of the most demanding institutions and high-net-worth investors. In 2012, GSO was named Money Manager of the Year by Institutional Investor magazine. Within the world of endowments and other financial institutions, this recognition is a testament to the firm’s track record and reputation. • GSO is the credit arm of The Blackstone Group, an alternative asset manager with nearly 1,800 employees in 24 offices worldwide as of year-end 2012. GSO benefits from access to Blackstone’s extensive network of investment opportunities. EXPERTISE: • GSO employs over 230 employees with offices in New York, Houston, Dublin, London and Sydney. • GSO knows the credit business and employs rigorous analysis when considering a company’s ability to honor its debts under various economic conditions. This expertise helps FSIC II select attractive investments while limiting the chance of default. • GSO is highly qualified to structure deals for FSIC II that are proprietary or originated, which we will explain on the next slide.